UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

☐ Preliminary Information Statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement

Strategic Environmental & Energy Resources, Inc.

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Titled of each class of securities to which transaction applies: Common

(2) Aggregate number of securities to which transaction applies: 250,000,000 newly authorized common share

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration No:

(3) Filing Party: Strategic Environmental & Energy Resources, Inc.

(4) Date Filed: February 14, 2025

STRATEGIC ENVIRONMENTAL & ENERGY RESOURCES, INC.

370 Interlocken Blvd

Suite 680

Broomfield, CO 80021

(303) 277-1625

NOTICE OF ACTION TO BE TAKEN WITHOUT A MEETING

To Our Stockholders:

On December 20, 2024, our Board of Directors acted by written consent in lieu of a meeting, to adopt and approve an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 70,000,000 common shares with a par value of $0.001 to 320,000,000 common shares with a par value of $0.001(a net increase of 250,000,000 common shares).

Our Board of Directors fixed December 31, 2024 as the record date for determining the holders of common stock entitled to notice and receipt of this Information Statement.

The accompanying Information Statement, which describes the above corporate action in more detail, is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder

We will timely file, with the Nevada Secretary of State, the Articles of Amendment to our corporate Articles of Incorporation to effectuate the increase of our authorized capital stock.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS

AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY A

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The earliest date on which the amendment to our Articles of Incorporation may be affected is February 1, 2024.

By Order of the Board of Directors:

/s/ John Combs
President, Director

The date of this notice and the accompanying Information Statement is January 21, 2024.

STRATEGIC ENVIRONMENTAL & ENERGY RESOURCES, INC.

370 Interlocken Blvd

Suite 680

Broomfield, CO 80021

(303) 277-1625

INFORMATION STATEMENT REGARDING ACTION TAKEN BY WRITTEN CONSENT

OF STOCKHOLDERS IN LIEU OF A MEETING

BACKGROUND

STRATEGIC ENVIRONMENTAL & ENERGY RESOURCES, INC. (“we,” “us” and the “Company”) is a Nevada corporation with our principal executive offices located at 370 Interlocken Blvd, Suite 680, Broomfield, CO 80021. Our telephone number is (303) 277-1625. This Information Statement is being sent at the direction of our Board of Directors (our “Board”) to inform you of action the holders of amajority of our outstanding shares of common stock have taken by written consent, in lieu of a special meeting.

On December 20, 2024, our Board unanimously adopted resolutions approving an amendment to our Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 70,000,000 to 320,000,000 (the “Amendment”).

On December 31, 2024, a majority of the holders of our common stock as of the Record Date acted by written consent, in lieu of a meeting, to approve the Amendment. The action by written consent will be effective when the Company files a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State.

As of the Record Date, our authorized capital stock consisted of 70,000,000 shares of common stock, par value $0.001 per share and 5,000,000 shares of preferred stock, par value $0.001. As of the Record Date, there were approximately 62,303,575 shares of common stock and 4,000,000 shares of preferred stock issued with a 15:1 voting preference.

The above-referenced written consent was taken by the following stockholders (collectively, the “Majority Stockholders”), who held, as of the Record Date, approximately 27,332,463 common and preferred shares with concomitant votes totaling 83,332,463, or approximately 68% of our voting stock and votes entitled to be cast:

Continued on the next page.

SEER Shareholder Vote Analysis

Shares Issued and Outstanding as of Dec 2024	Shares	Votes	% of Common	% of Vote
Common	62,303,575	62,303,575
Preferred	4,000,000	60,000,000
Total Entitled Votes		122,303,575
Majority of Votes Threshold		62,374,823

Voting Results -Approvals
		Votes
Carl Berg		3,500,000	0.06	0.03
Clyde Berg		6,010,000	0.10	0.05
J. John Combs		3,606,315	0.06
First Block - Preferred (Vote 15:1)		60,000,000		0.49
LPD		6,290,832	0.10	0.05
Tracy Miles		3,925,316	0.06	0.03
		83,332,463

Final Voting Approval Percentage		0.68

We will file an amendment to our Articles of Incorporation with the Nevada Secretary of State, substantially in the form attached to this Information Statement as Appendix A

Our Board elected to seek approval of the Articles of Amendment through the written consent of the Majority Stockholders for the following reasons:

1.	In order to avoid the time, expense and management attention involved in convening a special meeting of stockholders and soliciting proxies.

2.	In order to assure that it has sufficient available common stock available for general corporate purposes including, without limitation, equity financings, acquisitions, conversion of debt, establishing strategic relationships with corporate partners, providing equity incentives to employees, stock splits or other recapitalizations.

All required corporate approvals for the Amendment have been obtained. This Information Statement is furnished solely for the purpose of informing our stockholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

The Company is paying the costs of the preparation and distribution of this Information Statement.

INCREASE IN AUTHORIZED CAPITAL STOCK

General.

On January 10, 2025, our Board unanimously approved the adoption of an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 70,000,000 to 320,000,000 (the “Amendment”). On December 31, 2024, the Majority Stockholders voted in favor of the Amendment and vote of the Majority Stockholders was obtained by written consent, in lieu of a special meeting. The terms of the additional shares of common stock will be identical to those of our currently authorized shares of common stock. The relative rights and limitations of the shares of common stock will not be changed by the Amendment.

Consent Required.

Approval of the Amendment required the consent of the holders of a majority of the issued and outstanding shares of our shares entitled to vote, both common and preferred stock, as of the Record Date, or at least 62,374,823 votes. As of the Record Date, the Majority Stockholders owned shares with votes in an aggregate of approximately 83,332,463, representing approximately 68% of the entitled votes concomitant with our issued and outstanding shares of both common and preferred stock. The Majority Stockholders have given their written consent to the Amendment and accordingly, the requisite stockholder approval of the Amendment was obtained.

Amendment.

Our Board and the Majority Stockholders have voted to amend Article Five: Amendment of Articles of Incorporation of our Articles of Incorporation to increase the number of our shares of common stock the Company is authorized to issue from 70,000,000 to 320,000,000. The text of the amendment to our Articles of Incorporation, substantially in the form attached to this Information Statement, is included as Appendix A.

Reasons for Increase in our Authorized Shares of Common Stock.

The principal purpose of increasing our authorized Common Stock is to ensure that the Company has sufficient shares of Common Stock available for general corporate purposes, including, without limitation, equity financings, acquisitions, debt conversions, establishing strategic relationships with corporate partners, providing equity incentives to employees, or other recapitalizations. Without an increase in the shares of Common Stock authorized for issuance, the Company might not be able to conclude any such transaction in a timely fashion.

To the extent that additional authorized shares are issued in the future, such issuance may decrease our existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing stockholders. The holders of our Common Stock have no preemptive rights to subscribe for additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of Common Stock. In addition, if the Board elects to cause the Company to issue additional shares of Common Stock or securities convertible into or exercisable for Common Stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing stockholders. The increase in our authorized capital will not have any immediate effect on the rights of our existing stockholders.

The increase in the number of authorized shares and the subsequent issuance of such shares could have an anti-takeover effect, although this is not the intent of the Board in initiating the Amendment. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board. Any such issuance of additional stock could have the effect of diluting our earnings per share and book value per share of outstanding shares of our Common Stock or the stock ownership and voting rights of a person seeking to obtain control of the Company. The relative rights and limitations of the shares of Common Stock will remain unchanged under the Amendment.

The Company does not have any other provisions in its Articles of Incorporation, Bylaws, employment agreements, or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences and this Amendment is not being enacted with the intent that it be utilized as a type of anti-takeover device.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2024, the number of shares of our common stock owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of our outstanding shares, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned.

IDENTITY OF PERSON OR GROUP	ACTUAL AMOUNT OF SHARES OWNED	ACTUAL PERCENT OF SHARES OWNED	CLASS
Joseph John Combs III	3,606,315	5.78	common
Clyde Berg	6,010,000	9.64	common
Carl Berg	3,500,000	5.6	common
First Block, Inc.	4,000,000	80% of authorized preferred shares	preferred
LPD Investments, Ltd.	6,290,832	10.1	common
Tracy Miles	3,925,316	6.3	common

Officers and Directors as a Group (two persons)			Common

Beneficial Ownership of Securities: Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, involving the determination of beneficial owners of securities, includes as beneficial owners of securities, any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to the securities, and any person who has the right to acquire beneficial ownership of the security within sixty days through any means including the exercise of any option, warrant or conversion of a security.

DISSENTERS’ RIGHTS

Pursuant to Article 13, Paragraph 17-16-1302 of the Nevada Business Corporation Act, there are no dissenters’ rights with regard to this type of transaction.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports and other information with the U.S. Securities and Exchange Commission (“SEC”). You may obtain such SEC filings from the SEC’s website at www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements representing our expectations or beliefs regarding our company. These forward-looking statements relate to our expectation that we will file and effect the Amendment to increase our authorized capital stock from 70,000,000 to 320,000,000. These forward-looking statements involve risks and uncertainties that the anticipated filing and effectiveness of the Amendment may not occur.

COMPANY CONTACT INFORMATION

All inquiries regarding the Company and the matters described in this Information Statement should be addressed to our principal executive offices:

370 Interlocken Blvd

Suite 680

Broomfield, CO 80021

(303) 277-1625